May 25, 1999

                      T.O. RICHARDSON SECTOR ROTATION FUND
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                          Supplement to the Prospectus
                             dated December 30, 1998

We are pleased to announce that the Board of Trustees for T.O. Richardson Sector Rotation Fund has approved a reduction to the Fund's Redemption Fee from 1.25% to 1% of average daily net asset value effective immediately.

The Prospectus is amended as follows:

Page 7

Under the subheading "What are the Costs of Investing in the Fund?" the following change is made:

         Redemption Fee.................................................1.00%(1)


(1) The Fund charges a fee of 1.00% on redemptions of Fund shares held for less than one year. This fee is paid to the Fund. This fee is waived for Fund shareholders that were previously private clients of the Advisor. If you redeem shares by wire, you may be charged a $12 service fee. See "Redeeming Shares of the Fund."

         Please retain this Supplement with your Prospectus for future reference.